UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 14, 2004 (July 13, 2004)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee (State or other jurisdiction of incorporation or organization)	000-22217 (Commission File Number)	62-1493316 (I.R.S. employer identification no.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of principal executive offices)	37215 (Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item  9.    Regulation FD Disclosure

     A press release issued by AmSurg Corp. on July 13, 2004 is furnished herewith as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi

Claire M. Gulmi Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: July 14, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press release dated July 13, 2004

4